                                                                    EXHIBIT 10.5


                          MERGER AND TRANSFER AGREEMENT

                   GALESBURG COTTAGE HOSPITAL RETIREMENT PLAN

                                       AND

                   COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN

         Scudder Trust Company, as directed trustee ("Trustee") of the Galesburg Cottage Hospital Retirement Plan ("Galesburg Plan") and separately of the Community Health Systems, Inc. 401(k) Plan ("CHS Plan"), Galesburg Cottage Hospital ("Galesburg"), and CHS/Community Health Systems, Inc. ("CHS") enter into this MERGER AND TRANSFER AGREEMENT ("Agreement") by and among themselves in their separate, respective capacities as the Trustee and plan administrators of the Galesburg Plan and of the CHS Plan.

                                   WITNESSETH:

         WHEREAS, CHS and its affiliate Galesburg Hospital Corporation have agreed to purchase substantially all of the assets of Galesburg according to the terms of that certain Asset Purchase Agreement entered into by and between the parties as of March 15, 2004, as amended; and

         WHEREAS, in connection with its purchase of substantially all of the assets of Galesburg, CHS wishes to merge the Galesburg Plan with and into the CHS Plan, effective as of July 1, 2004, and Galesburg wishes to effect and consent to such merger; and

         WHEREAS, the Galesburg Plan grants the Trustee and plan administrator of the Galesburg Plan specific authority, and Galesburg as the plan administrator directs the Trustee, to enter into a transfer of plan assets agreement or to transfer plan assets as a party to any such agreement; and

         WHEREAS, the CHS Plan grants the Trustee and plan administrator of the CHS Plan specific authority, and CHS as the plan administrator directs the Trustee, to accept the transfer of plan assets; and

         WHEREAS, Galesburg deems it in the best interest of the administration of the Galesburg Plan and in the best interest of the participants in the Galesburg Plan to transfer and assign all participant accounts in the Galesburg Plan to the CHS Plan in a plan merger; and

         WHEREAS, CHS deems it in the best interest of the administration of the CHS Plan to accept the transfer and assignment of all participant accounts from the Galesburg Plan to the CHS Plan in a plan merger.

         NOW, THEREFORE, for and in consideration of the premises, the Trustee and plan administrators, acting in their respective capacities on behalf of the CHS Plan and on behalf of the Galesburg Plan, hereby agree as follows:

                  (1) EMPLOYER MATCHING CONTRIBUTION. Prior to June 30, 2004, Galesburg shall contribute and allocate to the accounts of eligible participants in the Galesburg

                                                                    EXHIBIT 10.5




Plan the employer matching contributions to which such participants are entitled under the terms of the Galesburg Plan for the period ending June 30, 2004, and all prior periods.

                  (2) TRANSFER OF ASSETS. Following such allocation of employer matching contributions, the Galesburg Plan trustee shall transfer and assign directly to the CHS Plan trustee the accounts of all participants in the Galesburg Plan.

                  (3) HOLDING AND INVESTMENT OF ASSETS. The Trustee and plan administrator of the CHS Plan shall thereafter hold, invest, administer and distribute the assets of the Galesburg Plan transferred and assigned in accordance with the terms of the CHS Plan.

                  (4) PARTICIPANTS' ACCOUNTS. With respect to the accounts of the participants in the Galesburg Plan transferred to the CHS Plan, the following conditions shall apply:

                      (a) The sum of the account balances in the Galesburg Plan
                          and the CHS Plan shall equal the fair market value (determined as of the date of the merger) of the entire plan assets of the CHS Plan as of the date of the merger;

                      (b) The assets of the Galesburg Plan and CHS Plan shall be combined to form the assets of the CHS Plan as merged;

                      (c) Immediately after the merger, each participant in the
                          CHS Plan as merged shall have an account balance equal to the sum of the account balances each participant had in the Galesburg Plan immediately prior to the merger;

                      (d) Participants shall continue to vest in their interest
                          in the amounts attributable to the Galesburg Plan in accordance with the vesting schedule set forth in the CHS Plan; and

                      (e) The transfer of the accounts shall not result in
                          elimination of any Internal Revenue Code Section 411(d)(6) protected benefit, except to the extent permitted by the Internal Revenue Code or the Treasury Regulations thereunder, and CHS shall amend the CHS Plan to prevent the elimination of any such benefit.

                  (5) BINDING EFFECT. The terms and conditions of this Agreement shall bind the Trustee (and its successors) of the Galesburg Plan and of the CHS Plan and shall operate as if fully set forth within the CHS Plan.

                  (6) EFFECTIVE DATE. The merger of the plans and the transfer and assignment of account balances in the Galesburg Plan to the CHS Plan shall take place as of July 1, 2004.

         IN WITNESS WHEREOF, the plan administrators have signed this Agreement in their fiduciary capacities on behalf of the Galesburg Plan and separately on behalf of the CHS Plan, and Scudder Trust Company has signed this Agreement, at the direction of Galesburg and CHS as the plan administrators of their respective plans, solely in its capacity as directed trustee on

                                                                    Exhibit 10.5


behalf of the Galesburg Plan and separately on behalf of the CHS Plan, as set forth following their names below on this 1st day of July, 2004.


                                GALESBURG COTTAGE HOSPITAL--Plan
                                Administrator of the Galesburg Cottage Hospital Retirement Plan

                                    BY:   /s/ [ILLEGIBLE]
                                        ---------------------------------------

                                    Title:  President & CEO
                                           ------------------------------------



                                CHS/COMMUNITY HEALTH SYSTEMS, INC.--
                                Plan Administrator of the Community Health
                                Systems, Inc. 401(k) Plan

                                    BY:   /s/ [ILLEGIBLE]
                                        ---------------------------------------

                                    Title:  Vice President
                                           ------------------------------------



                                Scudder Trust Company--Trustee of the Galesburg Cottage Hospital Retirement Plan

                                    BY:   /s/ [ILLEGIBLE]
                                        ---------------------------------------

                                    Title:  Vice President
                                           ------------------------------------



                                Scudder Trust Company--Trustee of the
                                Community Health Systems, Inc. 401(k) Plan


                                    BY:   /s/ [ILLEGIBLE]
                                        ---------------------------------------

                                    Title:  Vice President
                                           ------------------------------------

                                                                    Exhibit 10.5

(BC LOGO) (BOULT o CUMMINGS  o                                    B. David Joffe
CONNERS o BERRY PLC LETTERHEAD)                                    (615)252-2368
                                                              Fax: (615)252-6368
                                                 Email: djoffe@boultcummings.com

                                  July 20, 2004

Mr. Chip Cain
Community Health Systems, Inc.
155 Franklin Road, Suite 400
P.O. Box 217
Brentwood, TN 37024-0217

      RE: MERGER AND TRANSFER AGREEMENT ENTERED INTO BY GALESBURG COTTAGE HOSPITAL RETIREMENT PLAN AND COMMUNITY HEALTH SYSTEMS, INC. 401(k) PLAN

 Dear Chip:

         Enclosed you will find for your files a fully-executed original Merger and Trust Agreement as referenced above. If you have any questions regarding this matter, please do not hesitate to contact me.

                                     Yours truly,

                                     BOULT, CUMMINGS, CONNERS & BERRY, PLC

                                     By:  /s/ B. DAVID JOFFE

                                          B. David Joffe



BDJ/sl
Enclosure
cc:  Ms. Linda Parsons (w/encl.)


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